Accounts Receivable - Summary of Accounts Receivable (Detail) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025
Trade and other receivables [abstract]
Trade receivables from provisional concentrate sales, net of fair value adjustment	$ 17,867	$ 41,545
Trade receivables from sales of cobalt	7,200	3,472
Other accounts receivable	989	1,706
Total accounts receivable	$ 26,056	$ 46,723